Prospectus Supplement	August 1, 2019

Putnam VT Sustainable Leaders Fund

Prospectus dated April 30, 2019

Effective September 1, 2019, the “Average annual total returns” table and related footnotes in the “Investments, risks, and performance - Performance” section are replaced in their entirety with the following:

Average annual total returns
(for periods ended 12/31/18)

Share class	1 year	5 years	10 years
Class IA	-1.28%	9.46%	14.29%
Class IB	-1.53%	9.19%	14.00%
S&P 500 Index (no deduction for fees, expenses or taxes)*	-4.38%	8.49%	13.12%
Russell 3000 Growth-S&P 500 Linked Benchmark	-2.12%	9.99%	15.15%
(no deduction for fees, expenses or taxes) **

* As of September 1, 2019, the S&P 500 Index (an unmanaged market capitalization weighted index of common stock performance) replaced the Russell 3000 Growth Index (a market capitalization weighted index based on the Russell 3000 Index, used to provide a gauge of the performance of growth stocks in the United States) as the benchmark for this fund because, in Putnam Management’s opinion, the securities tracked by the S&P 500 Index more accurately reflect the types of securities that generally are held by the fund. The average annual total returns of the Russell 3000 Growth Index for the one-year, five-year, and ten-year periods ended on December 31, 2018 were -2.12%, 9.99%, and 15.15%, respectively. Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

**The Russell 3000 Growth-S&P 500 Linked Benchmark represents performance of the Russell 3000 Growth Index from the inception date of the fund, August 31, 1990, through August 31, 2019 and performance of the S&P 500 Index from September 1, 2019 forward.

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